EXHIBIT 99.2


                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 2
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
--------------------------------------------------------------------------------
<= $333,700.00                           104      $16,841,225            30.91
$333,700.01 - $450,000.00                 32       12,421,606            22.80
$450,000.01 - $650,000.00                 26       14,166,070            26.00
$650,000.01 - $850,000.00                  7        5,134,855             9.43
$850,000.01 - $1,050,000.00                3        2,890,201             5.31
$1,250,000.01 - $1,450,000.00              1        1,398,468             2.57
$1,450,000.01 - $1,650,000.00              1        1,625,000             2.98
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: $38,658.63
Maximum: $1,625,000.00
Average: $313,088.65
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Gross Rate                     Loans          Balance          Balance
--------------------------------------------------------------------------------
3.251% - 3.500%                            3       $1,389,362             2.55
3.501% - 3.750%                            2        1,095,452             2.01
3.751% - 4.000%                            3        1,701,494             3.12
4.001% - 4.250%                           11        4,765,877             8.75
4.251% - 4.500%                           10        3,592,577             6.59
4.501% - 4.750%                            6        2,359,368             4.33
4.751% - 5.000%                           12        3,682,865             6.76
5.001% - 5.250%                           14        3,936,437             7.23
5.251% - 5.500%                           68       19,531,032            35.85
5.501% - 5.750%                           45       12,422,961            22.80
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 3.375%
Maximum: 5.625%
Weighted Average: 5.104%
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
--------------------------------------------------------------------------------
3.001% - 3.250%                            4       $2,129,362             3.91
3.251% - 3.500%                            1          355,452             0.65
3.501% - 3.750%                            5        2,349,432             4.31
3.751% - 4.000%                           13        5,861,938            10.76
4.001% - 4.250%                            6        1,848,577             3.39
4.251% - 4.500%                           12        3,987,961             7.32
4.501% - 4.750%                           12        3,240,186             5.95
4.751% - 5.000%                           14        3,824,124             7.02
5.001% - 5.250%                           73       21,946,919            40.29
5.251% - 5.500%                           34        8,933,474            16.40
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 3.125%
Maximum: 5.375%
Weighted Average: 4.801%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
--------------------------------------------------------------------------------
1 Year CMT                                 2       $1,000,000             1.84
1 Year Libor                               6        2,777,783             5.10
6 Month Libor                            166       50,699,642            93.07
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
--------------------------------------------------------------------------------
32                                         1         $107,050             0.20
33                                        24       10,136,589            18.61
34                                        91       26,998,795            49.56
35                                        57       16,794,991            30.83
36                                         1          440,000             0.81
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-07-01
Minimum: 32
Maximum: 36
Weighted Average: 34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 1  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 2
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                  4       $1,310,666             2.41
2.001% - 2.250%                           66       20,089,035            36.88
2.501% - 2.750%                          100       29,239,588            53.67
3.001% - 3.250%                            4        3,838,136             7.05
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.579%
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                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
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1.000%                                     1         $403,468             0.74
2.000%                                    10        4,344,046             7.97
3.000%                                    56       15,767,991            28.94
5.000%                                   105       32,807,920            60.22
6.000%                                     2        1,154,000             2.12
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Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.173%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                   162      $48,979,379            89.91
2.000%                                    12        5,498,046            10.09
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.101%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
--------------------------------------------------------------------------------
5.751% - 6.000%                            1         $403,468             0.74
8.501% - 8.750%                            1          740,000             1.36
9.001% - 9.250%                            2          545,200             1.00
9.251% - 9.500%                            7        2,400,062             4.41
9.501% - 9.750%                            4        1,477,252             2.71
9.751% - 10.000%                          11        3,395,672             6.23
10.001% - 10.250%                         20        6,220,000            11.42
10.251% - 10.500%                         19        4,978,459             9.14
10.501% - 10.750%                         12        3,756,255             6.90
10.751% - 11.000%                          4        1,988,687             3.65
11.001% - 11.250%                          3        1,937,114             3.56
11.251% - 11.500%                         54       16,730,982            30.71
11.501% - 11.750%                         36        9,904,274            18.18
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 11.625%
Weighted Average: 10.843%
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
--------------------------------------------------------------------------------
621 - 640                                  2       $1,206,000             2.21
641 - 660                                 19        5,298,826             9.73
661 - 680                                 31        8,183,176            15.02
681 - 700                                 31       10,121,338            18.58
701 - 720                                 27        7,940,302            14.58
721 - 740                                 19        6,007,895            11.03
741 - 760                                 17        4,823,699             8.85
761 - 780                                 15        6,081,293            11.16
781 - 800                                 11        4,112,896             7.55
801 - 820                                  2          702,000             1.29
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Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 628
Maximum: 813
Weighted Average: 712
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 2  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                  6       $2,073,137             3.81
50.01% - 55.00%                            2          402,000             0.74
55.01% - 60.00%                            6        2,721,789             5.00
60.01% - 65.00%                            9        6,687,272            12.28
65.01% - 70.00%                           17        6,528,197            11.98
70.01% - 75.00%                           13        4,953,987             9.09
75.01% - 80.00%                          112       29,823,793            54.75
80.01% - 85.00%                            1          167,025             0.31
85.01% - 90.00%                            7        1,049,475             1.93
90.01% - 95.00%                            1           70,750             0.13
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 36.26
Maximum: 94.97
Weighted Average: 73.28
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                  4       $1,527,837             2.80
50.01% - 55.00%                            2          402,000             0.74
55.01% - 60.00%                            4        1,004,239             1.84
60.01% - 65.00%                            9        6,385,259            11.72
65.01% - 70.00%                            9        4,296,805             7.89
70.01% - 75.00%                           10        3,478,600             6.39
75.01% - 80.00%                           37       11,864,069            21.78
80.01% - 85.00%                            3        1,569,129             2.88
85.01% - 90.00%                           38       12,073,095            22.16
90.01% - 95.00%                           31        6,907,706            12.68
95.01% - 100.00%                          27        4,968,686             9.12
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 36.26
Maximum: 100.00
Weighted Average: 80.83
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                                                                          % of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Interest Only                            139      $36,751,973            67.46
Fully Amortizing                          35       17,725,452            32.54
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
--------------------------------------------------------------------------------
California                                58      $25,653,656            47.09
Georgia                                   31        5,596,623            10.27
Florida                                    9        5,089,019             9.34
Massachusetts                              7        2,487,669             4.57
New York                                   5        2,006,000             3.68
Other                                     64       13,644,458            25.05
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Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
--------------------------------------------------------------------------------
0                                        103      $34,472,361            63.28
6                                          1          798,285             1.47
12                                         1        1,398,468             2.57
24                                         6        2,935,314             5.39
36                                        61       14,574,197            26.75
60                                         2          298,800             0.55
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Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Alternate                                  7       $3,218,423             5.91
Full                                      33        8,624,320            15.83
No Doc                                    18        5,631,443            10.34
No Ratio                                   3          990,000             1.82
Reduced                                  112       35,263,239            64.73
Stated Doc                                 1          750,000             1.38
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Total:                                   174      $54,477,425           100.00
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                                                                          % of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                  84      $22,268,195            40.88
Cash Out Refinance                        47       20,638,528            37.88
Rate/Term Refinance                       43       11,570,702            21.24
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 3  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 2
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
--------------------------------------------------------------------------------
Investor                                  51      $10,805,848            19.84
Primary                                  116       39,783,884            73.03
Secondary                                  7        3,887,693             7.14
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Coop                                       1          $96,000             0.18
Condominium                               11        2,982,391             5.47
PUD                                       38        9,732,466            17.87
Single Family                            109       36,943,055            67.81
Two- to Four Family                       15        4,723,514             8.67
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Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Stated Remaining Term to Maturity      Loans          Balance          Balance
--------------------------------------------------------------------------------
356                                        1         $107,050             0.20
357                                       24       10,136,589            18.61
358                                       91       26,998,795            49.56
359                                       57       16,794,991            30.83
360                                        1          440,000             0.81
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
--------------------------------------------------------------------------------
Downey                                    18       $8,511,902            15.62
GMAC Mortgage                             65       21,195,126            38.91
Greenpoint                                82       20,824,289            38.23
GreenLight Financial                       2          566,263             1.04
National City Mortgage                     5        2,379,845             4.37
Wamu                                       2        1,000,000             1.84
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Alliance Bancorp                           2       $1,154,000             2.12
Greenlight                                 2          566,263             1.04
Greenpoint Mortgage Corporation           82       20,824,289            38.23
Homestar                                  44        8,011,409            14.71
Nat City Mortgage                          5        2,379,845             4.37
Plaza Home Mortgage                        1          397,939             0.73
Prism Mortgage/RBC Mortgage                2        1,000,000             1.84
Provident Bank                             1          307,800             0.57
UBS Conduit                               35       19,835,881            36.41
--------------------------------------------------------------------------------
Total:                                   174      $54,477,425           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:24                  Page 4  of  4